UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 19, 2007

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50070	13-4181699
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On November 19, 2007, Safety Insurance Group, Inc. (the “Registrant”) submitted proposed rates and additional coverages to the Massachusetts Commissioner of Insurance (the “Commissioner”) under the Commissioner’s newly adopted private passenger auto rating regulation. This regulation replaced the prior system of fixed rate regulation for private passenger auto insurance in Massachusetts effective April 1, 2008 with a new system of “managed competition.”  Safety’s proposed rates call for approximately 85% of all drivers to receive a rate decrease beginning April 1, 2008, with the maximum decrease being 25%.  Of those drivers who would receive a rate increase, less than 1% of all drivers insured would receive the maximum allowable increase of 10%.  Safety’s filing also includes:

•                                          Account Discount of 10% for automobile policyholders who have another policy with Safety from any other line of business written by Safety.

•                                          Multi-Car discount of 10%.

•                                          Loyalty/Renewal Discount of up to 5% for policyholders who maintain continuous coverage with Safety.

•                                          Merit Rating Plan enhancements:

•                             Increase Excellent Driver Plus (SDIP step 99) credit from 17% to 25%

•                             Increase Excellent Driver (SDIP step 98) credit from 7% to 15%

•                                          The “Safety Shield”, a broad coverage enhancement endorsement. Some of Safety’s Shield’s features include:

•                             Disappearing Collision deductible

•                             Guaranteed Replacement Cost

•                             Extended Substitute Transportation

•                             Air Bag Mechanical Failure

•                                          Auto Loan/Lease Gap coverage endorsement

The rate filing will become effective unless it is disapproved by the Commissioner within thirty days or it is amended by Safety.

Safety will also offer a combined billing option on April 1, 2008 for policyholders who wish to have all their Safety insurance policies combined onto a single bill.  In addition, Safety will be filing enhancements to its other products to give its agents a superior offering of auto, home and business insurance products.

This report includes “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual changes made and results could eventually differ from those set forth in the foregoing statements.  Some of the factors that could cause those statements to differ from actual results are the effects of the new managed competition and the uncertainties of the regulatory review process.  Safety undertakes no obligation to update any “forward-looking statement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)
Date:	November 21, 2007	.

			By:	/s/ WILLIAM J. BEGLEY, JR.
William J. Begley, Jr.
V.P., Chief Financial Officer and Secretary